UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2017

DATE OF REPORTING PERIOD: November 1, 2016 through October 31, 2017

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE
Global Dynamic Income Fund (CHW)
ANNUAL REPORT OCTOBER 31, 2017

GO PAPERLESS
SIGN UP FOR E-DELIVERY
Visit www.calamos.com/FundInvestor/GoPaperless
to enroll. You can view shareholder
communications, including fund prospectuses,
annual reports and other shareholder materials
online long before the printed publications
arrive by traditional mail.

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

● Net investment income

● Net realized short-term capital gains

● Net realized long-term capital gains

● And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund will adopt the managed distribution policy on January 1, 2018.

Letter to Shareholders

JOHN P. CALAMOS, SR.
Founder, Chairman
and Global Chief
Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the one-year period ended October 31, 2017. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds. I encourage you to review this information carefully.

Calamos Global Dynamic Income Fund (CHW) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0700 per share. We believe the Fund’s current annualized distribution rate, which was 9.20%* on a market price basis as of October 31, 2017, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. We aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

*

Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/16/17 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0160 is paid from ordinary income or capital gains and that approximately $0.0540 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT          1

Letter to Shareholders

Market Review

During the reporting period, confidence in the synchronized global growth narrative grew against a backdrop of improving economic data and healthy corporate earnings. Stocks posted strong returns and a number of bellwether market gauges reached new heights. From a geographic perspective, gains were broad based, with U.S., developed markets and emerging markets stocks advancing briskly.1 Convertible securities, which blend attributes of both stocks and bonds, participated in a large measure of the stock market’s upside, both in the U.S. and globally.2 Within the fixed income markets, more economically sensitive high-yield securities continued to perform well3 as investors maintained an appetite for risk and yield. However, as the Federal Reserve maintained a gradual course of raising short-term interest rates and investors gravitated toward stocks, traditional fixed-income securities, such as investment grade bonds, encountered headwinds.4

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, we believe the use of leverage will contribute favorably to the returns of the Fund, as we anticipate that the performance of the Fund’s holdings will exceed the cost of borrowing.

Outlook

Looking forward, we believe global economic conditions can provide a supportive backdrop for the markets. The U.S. recovery is mature but still has steam, while other major economies are in earlier stages of recovery. As global growth continues, we see additional upside in the global business cycle and, in turn, for stocks, convertible securities and select areas of the high-yield market.

While our outlook is constructive, our teams are watchful of potential downside risks. Among them, the policies of global central banks are moving away from the exceedingly accommodative stances of past years. We are also mindful of global political instability, strained trade relationships, heated rhetoric between the U.S. and North Korea, potential deceleration in China, and high levels of corporate debt.

**

Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing. The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt. Prior to May 22, 2015, this leverage limitation was measured according to the Fund’s total assets.

2           CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Letter to Shareholders

Further, valuations are stretched in some areas of the market, and we may see consolidation and sector rotation. Given the sustained rally in equities, we would not be surprised to see a pause or even a correction. In an environment of economic expansion, downside volatility could provide buying opportunities for our team’s long-term approach.

Calamos at 40 Years: A Look Back … and Ahead

Calamos Investments celebrated its 40-year anniversary earlier this year. Much has changed since I founded the firm in 1977. Some changes, such as the rise of passive strategies, are concerning to me—especially given our view that the markets will increasingly require experienced and active management.

However, many of these changes are quite positive, such as an increased focus on global asset allocation. I’m also encouraged by the growing role of liquid alternative strategies in investors’ portfolios. For decades, we have offered risk-managed global and alternative strategies as a way to potentially mitigate risk, enhance returns, and generate income in innovative ways. We’ve continued to expand our capabilities in both areas, always guided by the asset allocation needs of investors.

When markets are going up as they have been, investors may be more inclined to put financial planning and asset allocation on cruise control. While that’s understandable, I encourage you to take some time to check in with your financial advisor to ensure your portfolio is aligned with your goals and risk tolerance. Throughout the years, I’ve seen the markets change directions quite suddenly in a short period, often catching investors off guard. The allocations of your portfolio will also shift over time as investments appreciate at different rates. Regardless of the direction of the market, a periodic check in with your advisor can be a smart strategy, and as I have noted in the past, the new year presents a good opportunity for these conversations.

As always, we thank you for your continued trust. The longevity and success of our firm over these 40 years is a reflection of the trust you have placed in us. We look forward to helping you achieve your goals over the coming decades.

Please visit our website www.calamos.com often. You’ll find a wealth of resources and commentary on the markets, asset allocation and our funds.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT          3

Letter to Shareholders

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

[1]	The MSCI All Country World Index is a measure of global stock market performance, which returned 23.86% for the one-year period ending October 31, 2017. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. For the one-year period ended, the index returned 23.46%. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the one-year period, the index returned 23.63%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide, and it returned 26.91% for the one-year period ended October 31, 2017.

[2]

The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 20.69% for the one-year period ending October 31, 2017. The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The index returned 16.13% for the one-year period ended October 31, 2017.

[3]	The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities, which returned 9.04% for the one-year period ending October 31, 2017.

[4]	The Bloomberg Barclays U.S. Aggregate Index is considered generally representative of the investment-grade bond market. For the one-year period ending October 31, 2017, the index returned 0.90%.

Sources: Lipper, Inc.; Morningstar, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

4           CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund
(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund
(Ticker CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund
(Ticker: CHW)

Invests in global fixed income securities, alternative
investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund
(Ticker: CGO)

Invests in equities and higher-yielding convertible
securities and corporate bonds, in both U.S. and
non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund
(Ticker: CSQ)

Invests in equities and higher-yielding convertible
securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund
(Ticker: CCD)

Invests in convertibles and other fixed income securities

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT          5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/17
Common Shares – Inception 6/27/07
		Since
	1 Year	Inception**
On Market Price	41.48%	5.18%
On NAV	25.23%	5.74%
* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.

	SECTOR WEIGHTINGS
	Information Technology	18.3%
	Consumer Discretionary	16.2
	Financials	12.7
	Industrials	12.4
	Health Care	10.8
	Energy	7.1
	Telecommunication Services	7.0
	Consumer Staples	5.3
	Materials	3.0
	Real Estate	2.4
	Utilities	2.1
	Other	0.6
Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in an array of asset classes. We utilize what we believe to be a highly flexible approach that enables us to invest in equities, convertible securities and high yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed-income funds. We dynamically adjust our allocations to asset classes, adapting to our latest views on the economic landscape and the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. For the period, our exposure to the equity markets was beneficial to the overall performance of the Fund.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets in non-U.S. companies. We emphasize companies with reliable debt servicing, respectable balance sheets and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund returned 25.23% on a net asset value (NAV) basis and 41.48% on a market price basis for the 12-month period ended October 31, 2017. For the sake of comparison to the broader global markets, the MSCI EAFE Index returned 24.09%, the MSCI World Index returned 23.46%, and the S&P 500 Index gained 23.63% during the period.

At the end of the reporting period, the Fund’s shares traded at a 0.87% discount to NAV.

6           CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be influenced by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long-term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we take actions and implement policies that we believe will optimize its overall performance and returns based on market price.

Please discuss the Fund’s distributions during the 12-month period.

We employ a level rate distribution policy* with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0700 per share, resulting in a current annualized distribution rate of 9.20% of market price as of October 31, 2017.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in the marketplace. For example, as of October 31, 2017, the dividend yield of S&P 500 Index stocks averaged 2.07%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.38% and 2.88%, respectively.

*	Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary. The Fund will transition to a managed distribution policy effective January 2018. See inside front cover for details.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT          7

Investment Team Discussion

What factors influenced performance over the reporting period?

The Fund has the ability to invest in a range of strategies including convertible securities, high yield, U.S. equities, international equities, and convertible arbitrage. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to maintain our exposure to the equity markets through our convertible holdings, which allowed us to participate in the general upward trajectory of equities. Broad improvements in both domestic and global equity and fixed income markets contributed to the Fund’s strong performance over the period. Price performance was enhanced by good valuations in the stocks relative to the NAV earlier in the period, which served as an enticement to many investors.

The Fund’s U.S. equity sleeve slightly outperformed relative to the S&P 500 Index as selection and an underweight to consumer staples, specifically selection in packaged foods and meats, outperformed relative to the index. In addition, our selection in consumer discretionary, namely in apparel, accessories & luxury goods, was additive.

Conversely, our selection in financials, particularly an underweight to diversified banks, impeded performance relative to the index. In addition, our underweight position and selection in materials, the gold industry, was not helpful.

The Fund’s global equity sleeve underperformed relative to the MSCI World Index. Our underweight to consumer staples, namely no exposure to household products, was helpful. Our selection in telecom services, specifically wireless, also proved beneficial.

On the flip side, our underweight to and selection in financials, specifically an underweight and selection in diversified banks, detracted relative to the index. Our selection in information technology, mainly in communication equipment, also weighed on results.

Our holdings in emerging Asia helped performance relative to the MSCI Index. However, our holdings in the United States were a disappointing offset.

The Fund’s international sleeve underperformed relative to the MSCI EAFE Index. Our overweight and allocation to information technology, specifically an overweight to home entertainment software, was beneficial relative to the index. In addition, selection and an underweight to consumer staples, notably an underweight and selection in tobacco, was helpful. Our selection in Japan was also positive.

However, an underweight to and selection in financials with respect to diversified banks impeded performance relative to the MSCI EAFE Index. In addition, our selection to materials, notably an overweight in gold, hindered return. In addition, the Fund’s overweight to the U.S. in relation to the index was not helpful.

Convertible arbitrage entails owning a convertible bond long and then shorting its underlying stock. It is employed as a strategy to enhance returns. The convertible arbitrage sleeve performed positively during the reporting period and contributed to the overall Fund return. Although lower overall volatility was not helpful to the strategy, the three fed funds rate hikes during the period was supportive to the interest carry on our short equity positions. In addition, high yield credit spreads narrowed during the period, which supported the convertible arbitrage strategy, as the bond portion of convertibles became more valuable.

8           CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

How is the Fund positioned?

We continue to find opportunities across asset classes. We maintained a preference for larger-cap, growth-oriented companies with global presence and geographically diversified revenue streams. We believe that such companies should be particularly well positioned to capitalize on the global growth trends we see. In keeping with our emphasis on risk management, we focus on companies that we believe have respectable balance sheets, solid free cash flows, good prospects for sustainable growth because of global economic synchronization, and reliable debt servicing.

The portfolio’s largest allocations—in absolute terms—are found in the information technology, consumer discretionary and financials sectors. We believe that many information technology companies offer compelling fundamentals and participation in secular growth trends. Concerning consumer discretionary, we believe that companies in the sector should benefit from improving economic conditions fostered by higher employment, lower energy costs, improved consumer sentiment and relatively low interest rates. In addition, we believe that our exposure to financial companies will do well in a rising-interest-rate, lower-regulatory and reflationary environment. Conversely, we are maintaining relatively low exposures to utilities, which we believe are fully valued at this point in the cycle.

As noted, we pursue a risk-managed approach to total return. However, the Fund’s portfolio includes a blend of high yield and investment grade credits. We take a very selective approach to CCC-rated credits. We believe it is particularly important to favor companies that offer the best prospects for reliable debt servicing.

We believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. Despite a cost increase due to rising interest rates, our use of leverage enjoyed a favorable reinvestment dynamic. In addition, on September 6, 2017, the Fund announced the issuance of $65 million in mandatory redeemable preferred shares (MRPS). Fitch Ratings assigned long-term ratings of “AA” to each class of MRPS shares. The MRPS shares were privately placed with institutional investors and were issued in three series subject to mandatory redemptions 5, 7 and 10 years from the date of issuance, as shown. The Series A ($21.5 mm), Series B ($21.5 mm), and Series C ($22 mm) MRPS shares are to pay monthly cash dividends initially at rates of 3.70%, 4.00% and 4.24%, respectively, subject to adjustment under certain circumstances. In connection with the MRPS share issuance, the Fund terminated an existing credit facility with BNP Paribas and revised the available credit under an existing credit facility with State Street Bank and Trust. As of October 31, 2017, our amount of leveraged assets was approximately 29%.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT           9

Investment Team Discussion

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of economic expansion, at least in the near future, we are favoring quality growth companies over cyclicals. Positive factors within the U.S. include solid job creation, low interest rates, range bound energy prices, increasing consumer confidence and limited inflationary pressures. We emphasize investments in companies with solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to global consumption, and companies positioned to benefit from improving fundamentals and lower political concerns in Europe. We are also optimistic about financials, as we believe that many of these companies are favorably valued and positioned to grow revenues in a rising interest rate environment with fewer regulations. However, we are cautious about companies in the consumer staples sector. We believe they may be fully valued as investors seek those stocks for income rather than growth. We are selective regarding the health care sector, favoring those companies that are more product-growth oriented versus those relying in pricing to achieve earning growth. We believe our active, risk-managed investment approach positions us to take advantage of volatility and opportunities in global equities and convertible securities.

We think that fiscal policy is likely to remain a focal point of market anxiety. However, we also believe that the Fed’s policy will try to accommodate fiscal growth. We also view government policies as more business friendly. In our view, equities continue to offer compelling risk/reward characteristics, as we seek companies with attractively valued fundamentals.

10           CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (22.0%)
	Consumer Discretionary (4.3%)
460,000	Altice US Finance I Corp.*^
	5.500%, 05/15/26	$478,745
260,000	AV Homes, Inc.
	6.625%, 05/15/22	270,413
335,000	Beverages & More, Inc.*
	11.500%, 06/15/22	301,944
	CalAtlantic Group, Inc.µ
960,000	5.375%, 10/01/22	1,053,739
235,000	6.625%, 05/01/20	259,868
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
610,000	5.125%, 05/01/27	615,563
135,000	5.000%, 02/01/28	134,093
611,000	Century Communities, Inc.
	6.875%, 05/15/22	643,319
556,000	Cooper Tire & Rubber Company
	8.000%, 12/15/19	617,088
390,000	CRC Escrow Issuer, LLC*
	5.250%, 10/15/25	392,878
950,000	Dana Financing Luxembourg Sarl*~
	6.500%, 06/01/26	1,034,417
	DISH DBS Corp.
800,000	6.750%, 06/01/21	841,028
505,000	5.875%, 11/15/24^	505,702
225,000	Eldorado Resorts, Inc.
	6.000%, 04/01/25	238,132
125,000	GameStop Corp.*^
	6.750%, 03/15/21	131,064
365,000	goeasy, Ltd.*
	7.875%, 11/01/22	375,286
50,000	Guitar Center, Inc.*
	6.500%, 04/15/19	46,826
363,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*
	8.750%, 11/01/24	380,388
1,550,000	L Brands, Inc.^µ
	6.875%, 11/01/35	1,541,676
325,000	Lions Gate Entertainment Corp.*^
	5.875%, 11/01/24	344,939
340,000	M/I Homes, Inc.
	5.625%, 08/01/25	347,402
180,000	Mediacom Broadband, LLC / Mediacom Broadband Corp.
	5.500%, 04/15/21	184,741
	Meritage Homes Corp.µ
1,367,000	7.000%, 04/01/22	1,568,496
800,000	7.150%, 04/15/20	881,028
220,000	Netflix, Inc.*
	4.875%, 04/15/28	219,073
345,000	Penske Automotive Group, Inc.
	5.500%, 05/15/26	355,745
PRINCIPAL
AMOUNT		VALUE
	PetSmart, Inc.*^
220,000	5.875%, 06/01/25	$191,802
65,000	8.875%, 06/01/25	51,324
600,000	Reliance Intermediate Holdings, LP*µ
	6.500%, 04/01/23	637,332
	Rite Aid Corp.^
745,000	7.700%, 02/15/27	633,172
545,000	6.125%, 04/01/23*	509,046
1,710,000	Royal Caribbean Cruises, Ltd.µ
	7.500%, 10/15/27	2,237,501
560,000	Salem Media Group, Inc.*^
	6.750%, 06/01/24	587,403
527,000	Sally Holdings, LLC / Sally Capital, Inc.^
	5.625%, 12/01/25	524,070
	Service Corp. International
1,000,000	8.000%, 11/15/21	1,179,855
295,000	5.375%, 05/15/24µ	312,486
	SFR Group, SA*
400,000	6.000%, 05/15/22	417,368
200,000	7.375%, 05/01/26	215,494
645,000	Time, Inc.*^
	5.750%, 04/15/22	652,398
1,200,000	ZF North America Capital, Inc.*µ
	4.750%, 04/29/25	1,262,646
		23,175,490

	Consumer Staples (0.7%)
390,000	Albertsons Companies, LLC / Safeway, Inc. /
	New Albertson’s, Inc. / Albertson’s, LLC^
	5.750%, 03/15/25	344,852
675,000	Fresh Market, Inc.*^
	9.750%, 05/01/23	381,368
	JBS USA LUX SA / JBS USA Finance, Inc.*
1,600,000	5.750%, 06/15/25~	1,567,384
575,000	7.250%, 06/01/21^	587,877
	New Albertson’s, Inc.
315,000	7.450%, 08/01/29	264,058
180,000	8.000%, 05/01/31	156,810
	Pilgrim’s Pride Corp.*
75,000	5.750%, 03/15/25	79,463
60,000	5.875%, 09/30/27	62,432
310,000	Post Holdings, Inc.*
	5.750%, 03/01/27	322,774
		3,767,018

	Energy (2.9%)
620,000	Antero Midstream Partners, LP / Antero
	Midstream Finance Corp.
	5.375%, 09/15/24	646,083
400,000	Bill Barrett Corp.^
	7.000%, 10/15/22	390,714
600,000	Calfrac Holdings, LP*^
	7.500%, 12/01/20	589,806

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	11

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
425,000	Carrizo Oil & Gas, Inc.^
	6.250%, 04/15/23	$433,228
380,000	Chesapeake Energy Corp.*
	8.000%, 01/15/25	375,706
70,000	Consol Mining Corp.*
	11.000%, 11/15/25	71,834
75,000	CrownRock, LP / CrownRock Finance, Inc.*
	5.625%, 10/15/25	76,168
630,000	DCP Midstream, LLC*^‡
	5.850%, 05/21/43
	3 mo. USD LIBOR + 3.85%	600,960
135,000	Diamond Offshore Drilling, Inc.^
	7.875%, 08/15/25	144,539
	Energy Transfer Equity, LP
500,000	5.875%, 01/15/24^	543,908
300,000	5.500%, 06/01/27µ	317,913
620,000	Energy Transfer Partners, LPµ‡
	4.394%, 11/01/66
	3 mo. USD LIBOR + 3.02%	562,650
360,000	Genesis Energy, LP / Genesis Energy Finance Corp.^
	6.500%, 10/01/25	365,987
1,050,000	Gulfmark Offshore, Inc.@
	6.375%, 03/15/22	294,000
	Gulfport Energy Corp.
325,000	6.375%, 05/15/25	329,503
305,000	6.000%, 10/15/24^	306,665
200,000	Halcon Resources Corp.*
	6.750%, 02/15/25	205,100
525,000	Laredo Petroleum, Inc.^
	6.250%, 03/15/23	545,969
1,500,000	MPLX, LPµ
	4.875%, 06/01/25	1,629,548
480,000	Oasis Petroleum, Inc.^
	6.500%, 11/01/21	489,362
400,000	Petroleum Geo Services Company*^
	7.375%, 12/15/20	369,332
365,000	Plains All American Pipeline, LP^‡
	6.125%, 11/15/22
	3 mo. USD LIBOR + 4.11%	372,198
130,000	Rice Energy, Inc.^
	7.250%, 05/01/23	140,366
4,000,000	SEACOR Holdings, Inc.
	7.375%, 10/01/19	4,128,860
415,000	SESI, LLC*^
	7.750%, 09/15/24	429,921
150,000	SM Energy Company^
	6.750%, 09/15/26	154,304
290,000	Southwestern Energy Company^
	7.500%, 04/01/26	301,671
145,000	Transocean, Inc.*^
	7.500%, 01/15/26	149,657
PRINCIPAL
AMOUNT		VALUE
365,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*
	8.750%, 04/15/23	$357,297
435,543	W&T Offshore, Inc.*
	9.000%, 05/15/20
	10.750% PIK rate	394,572
215,000	Weatherford International, Ltd.
	8.250%, 06/15/23	216,399
150,000	WildHorse Resource Development Corp.*
	6.875%, 02/01/25	149,967
		16,084,187

	Financials (2.5%)
885,000	Ally Financial, Inc.µ
	8.000%, 11/01/31	1,172,125
2,335,000	AON Corp.^µ
	8.205%, 01/01/27	3,070,221
425,000	Ardonagh Midco 3, PLC*
	8.625%, 07/15/23	447,797
550,000	AssuredPartners, Inc.*
	7.000%, 08/15/25	574,052
960,000	Dell International, LLC / EMC Corp.*^µ
	6.020%, 06/15/26	1,072,920
360,000	Discover Financial Services‡
	5.500%, 10/30/27
	3 mo. USD LIBOR + 3.08%	367,619
260,000	HUB International, Ltd.*
	7.875%, 10/01/21	270,733
500,000	ILFC E-Capital Trust II*µ‡
	4.610%, 12/21/65	485,313
	Jefferies Finance, LLC*
600,000	7.375%, 04/01/20	620,388
600,000	7.250%, 08/15/24^	612,834
325,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*µ
	5.250%, 10/01/25	324,920
260,000	Level 3 Financing, Inc.^
	5.375%, 05/01/25	272,115
355,000	LPL Holdings, Inc.*
	5.750%, 09/15/25	369,631
465,000	MetLife, Inc.µ
	6.400%, 12/15/66	536,629
550,000	Navient Corp.^
	6.750%, 06/25/25	575,701
290,000	NexBank Capital, Inc.*‡&
	6.375%, 09/30/27
	3 mo. USD LIBOR + 4.59%	293,044
300,000	Oil Insurance, Ltd.*‡
	4.317%, 01/08/18
	3 mo. USD LIBOR + 2.98%	286,782
865,000	Quicken Loans, Inc.*µ
	5.750%, 05/01/25	917,877

12	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
155,000	Radian Group, Inc.µ
	4.500%, 10/01/24	$159,221
464,000	Springleaf Finance Corp.^
	8.250%, 10/01/23	529,308
170,000	Towne Bank‡
	4.500%, 07/30/27
	3 mo. USD LIBOR + 2.55%	175,556
390,000	Tronox Finance, PLC*^
	5.750%, 10/01/25	408,437
250,000	VEREIT Operating Partnership, LP^
	3.950%, 08/15/27	249,708
		13,792,931

	Health Care (3.0%)
254,000	Acadia Healthcare Company, Inc.
	6.500%, 03/01/24	269,395
2,000,000	Alere, Inc.
	6.500%, 06/15/20	2,032,500
1,810,000	Community Health Systems, Inc.^
	7.125%, 07/15/20	1,571,949
765,000	DaVita, Inc.
	5.125%, 07/15/24	770,317
419,000	Endo International, PLC*
	7.250%, 01/15/22	386,423
825,000	Endo, Ltd.*^
	6.000%, 07/15/23	670,040
700,000	Greatbatch, Ltd.*
	9.125%, 11/01/23	760,942
240,000	HCA Holdings, Inc.^
	6.250%, 02/15/21	258,499
	HCA, Inc.
1,570,000	5.375%, 02/01/25^	1,619,659
795,000	5.875%, 05/01/23^	852,614
315,000	7.500%, 11/06/33	356,317
330,000	Hologic, Inc.*µ
	5.250%, 07/15/22	345,078
385,000	Magellan Health, Inc.µ
	4.400%, 09/22/24	389,314
605,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^
	5.625%, 10/15/23	567,036
	Tenet Healthcare Corp.^
1,400,000	6.750%, 06/15/23	1,316,672
460,000	5.125%, 05/01/25*	447,511
295,000	Teva Pharmaceutical Finance Netherlands III, BV^
	3.150%, 10/01/26	261,320
	Valeant Pharmaceuticals International, Inc.*^
2,795,000	7.250%, 07/15/22	2,687,490
390,000	5.500%, 11/01/25	399,017
215,000	West Street Merger Sub, Inc.*^
	6.375%, 09/01/25	219,433
		16,181,526
PRINCIPAL
AMOUNT		VALUE
	Industrials (3.0%)
450,000	ACCO Brands Corp.*
	5.250%, 12/15/24	$468,243
1,570,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust^µ
	5.000%, 10/01/21	1,697,343
	Allison Transmission, Inc.*
275,000	4.750%, 10/01/27	278,035
165,000	5.000%, 10/01/24^	172,336
365,000	Beacon Escrow Corp.*
	4.875%, 11/01/25	370,254
240,000	Catalent Pharma Solutions, Inc.*
	4.875%, 01/15/26	243,990
	Covanta Holding Corp.
225,000	5.875%, 03/01/24	226,100
70,000	5.875%, 07/01/25	69,381
390,000	Delphi Jersey Holdings, PLC*
	5.000%, 10/01/25	391,872
390,000	Fly Leasing, Ltd.^
	5.250%, 10/15/24	392,880
75,000	FXI Holdings, Inc.*
	7.875%, 11/01/24	76,300
750,000	Garda World Security Corp.*
	7.250%, 11/15/21	770,674
1,110,000	Golden Nugget, Inc.*
	6.750%, 10/15/24	1,131,318
260,000	Great Lakes Dredge & Dock Corp.
	8.000%, 05/15/22	274,656
335,000	H&E Equipment Services, Inc.*
	5.625%, 09/01/25	353,860
65,000	Hertz Corp.*^
	7.625%, 06/01/22	67,759
	Icahn Enterprises, LP
265,000	4.875%, 03/15/19µ	266,562
200,000	6.750%, 02/01/24^	212,534
	IHO Verwaltungs GmbH*
200,000	4.500%, 09/15/23^
	5.250% PIK rate	206,641
200,000	4.125%, 09/15/21µ
	4.875% PIK rate	204,394
210,000	JPW Industries Holding Corp.*
	9.000%, 10/01/24	221,264
	Meritor, Inc.
624,000	6.750%, 06/15/21	645,060
560,000	6.250%, 02/15/24	598,996
	Michael Baker International, LLC*
621,000	8.250%, 10/15/18	622,760
500,690	8.875%, 04/15/19
	9.625% PIK rate	502,921
80,000	Multi-Color Corp.*
	4.875%, 11/01/25	80,788
700,000	Navistar International Corp.
	8.250%, 11/01/21	703,017

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	13

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
	Park Aerospace Holdings, Ltd.*
390,000	4.500%, 03/15/23µ	$390,887
270,000	5.500%, 02/15/24^	279,756
390,000	Park-Ohio Industries, Inc.^
	6.625%, 04/15/27	423,973
155,000	Scientific Games International, Inc.*^
	5.000%, 10/15/25	157,524
365,000	Tennant Company*
	5.625%, 05/01/25	381,233
515,000	TransDigm, Inc.
	6.500%, 05/15/25	532,224
35,000	Trident Merger Sub, Inc.*
	6.625%, 11/01/25	34,946
80,000	TriMas Corp.*
	4.875%, 10/15/25	81,158
	United Continental Holdings, Inc.µ
1,400,000	6.375%, 06/01/18	1,433,089
235,000	4.250%, 10/01/22	237,101
	United Rentals North America, Inc.
335,000	4.875%, 01/15/28µ	336,511
280,000	4.875%, 01/15/28^	281,676
210,000	4.625%, 10/15/25^	215,248
		16,035,264

	Information Technology (1.6%)
553,000	Alliance Data Systems Corp.*
	5.875%, 11/01/21	575,474
	Amkor Technology, Inc.
1,900,000	6.375%, 10/01/22	1,967,497
354,000	6.625%, 06/01/21^	360,236
	Cardtronics, Inc.µ
1,090,000	5.125%, 08/01/22	1,119,561
365,000	5.500%, 05/01/25*	364,292
345,000	CBS Radio, Inc.*^
	7.250%, 11/01/24	363,627
275,000	CDK Global, Inc.*µ
	4.875%, 06/01/27	286,929
257,000	CDW, LLC / CDW Finance Corp.µ
	5.000%, 09/01/23	268,190
495,000	Clear Channel Worldwide Holdings, Inc.^
	7.625%, 03/15/20	489,977
510,000	CommScope Technologies, LLC*µ
	6.000%, 06/15/25	540,307
350,000	Harland Clarke Holdings Corp.*
	8.375%, 08/15/22	368,879
	Nuance Communications, Inc.
430,000	5.625%, 12/15/26*^	457,337
420,000	6.000%, 07/01/24µ	454,274
249,000	5.375%, 08/15/20*µ	253,362
385,000	TTM Technologies, Inc.*^
	5.625%, 10/01/25	392,546
PRINCIPAL
AMOUNT		VALUE
260,000	VFH Parent, LLC*^
	6.750%, 06/15/22	$270,429
		8,532,917

	Materials (1.2%)
536,000	AK Steel Corp.^
	6.375%, 10/15/25	528,582
480,000	Alcoa Nederland Holding, BV*^
	7.000%, 09/30/26	549,033
980,000	ArcelorMittal, SA
	7.500%, 10/15/39	1,225,137
360,000	Arconic, Inc.^
	5.125%, 10/01/24	386,789
	First Quantum Minerals, Ltd.*
232,000	7.000%, 02/15/21	241,218
200,000	7.250%, 04/01/23	212,335
550,000	Freeport-McMoRan, Inc.^
	4.550%, 11/14/24	550,069
400,000	INEOS Group Holdings, SA*^
	5.625%, 08/01/24	417,706
190,000	Kinross Gold Corp.*^
	4.500%, 07/15/27	192,454
200,000	New Gold, Inc.*^
	6.375%, 05/15/25	213,107
680,000	PBF Holding Company, LLC / PBF Finance Corp.*
	7.250%, 06/15/25	707,003
420,000	Sealed Air Corp.*µ
	5.250%, 04/01/23	452,605
140,000	Steel Dynamics, Inc.*^
	4.125%, 09/15/25	141,079
135,000	Trinseo Materials Operating, SCA*
	5.375%, 09/01/25	142,160
	United States Steel Corp.
495,000	8.375%, 07/01/21*	543,948
135,000	6.875%, 08/15/25^	137,306
35,000	Warrior Met Coal, Inc.*
	8.000%, 11/01/24	35,906
		6,676,437

	Real Estate (0.2%)
13,000	Crescent Communities, LLC/Crescent Ventures, Inc.*
	8.875%, 10/15/21	13,829
	iStar, Inc.
255,000	6.000%, 04/01/22	267,201
75,000	4.625%, 09/15/20	76,668
565,000	MPT Operating Partnership, LP / MPT Finance Corp.µ
	5.000%, 10/15/27	580,331
		938,029

14	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
	Telecommunication Services (2.1%)
250,000	Altice Financing, SA*^
	7.500%, 05/15/26	$274,794
370,000	CB Escrow Corp.*^
	8.000%, 10/15/25	383,921
125,000	CenturyLink, Inc.^
	7.500%, 04/01/24	132,954
1,315,000	CSC Holdings, LLC*^
	5.500%, 04/15/27	1,357,974
1,221,000	Embarq Corp.µ
	7.995%, 06/01/36	1,236,543
	Frontier Communications Corp.
1,563,000	7.625%, 04/15/24	1,196,336
440,000	11.000%, 09/15/25	373,487
75,000	10.500%, 09/15/22	65,864
300,000	Hughes Satellite Systems Corp.
	6.625%, 08/01/26	318,072
	Intelsat Jackson Holdings, SA
615,000	9.750%, 07/15/25*^	619,914
415,000	7.500%, 04/01/21^	394,769
241,000	8.000%, 02/15/24*	257,057
390,000	Qwest Corp.^µ
	6.875%, 09/15/33	385,262
165,000	SBA Communications Corp.*
	4.000%, 10/01/22	167,592
	Sprint Corp.
1,850,000	7.875%, 09/15/23	2,072,796
420,000	7.125%, 06/15/24	455,125
105,000	7.250%, 09/15/21	114,585
765,000	T-Mobile USA, Inc.µ
	6.625%, 04/01/23	804,038
315,000	United States Cellular Corp.µ
	6.700%, 12/15/33	333,002
	Windstream Services, LLC
365,000	7.750%, 10/01/21	278,135
215,000	7.750%, 10/15/20	192,679
		11,414,899

	Utilities (0.5%)
1,050,000	AES Corp.µ
	7.375%, 07/01/21	1,194,044
550,000	Dynegy, Inc.*^
	8.125%, 01/30/26	612,015
	NGPL PipeCo, LLC*
145,000	4.875%, 08/15/27^	151,021
145,000	4.375%, 08/15/22µ	149,017
525,000	NRG Energy, Inc.^
	6.625%, 01/15/27	561,490
275,000	PPL Capital Funding, Inc.^‡
	3.998%, 03/30/67
	3 mo. USD LIBOR + 2.67%	272,071
		2,939,658
PRINCIPAL
AMOUNT			VALUE
		TOTAL CORPORATE BONDS
		(Cost $117,977,665)	$119,538,356
CONVERTIBLE BONDS (35.1%)
		Consumer Discretionary (11.0%)
2,700,000	EUR	Bayer Capital Corp., BV*
		5.625%, 11/22/19	3,756,012
4,600,000		Cie Generale des Etablissements Michelin
		0.000%, 01/10/22	5,010,931
550,000		Ctrip.com International, Ltd.
		1.000%, 07/01/20	600,534
2,987,000		DISH Network Corp.
		3.375%, 08/15/26	3,211,533
20,000,000	JPY	Iida Group Holdings Company, Ltd.
		0.000%, 06/18/20	187,440
1,899,000		Liberty Expedia Holdings, Inc.*^
		1.000%, 06/30/47	1,946,114
		Liberty Interactive, LLC
5,625,000		1.750%, 09/30/46*^µ	6,377,822
850,000		4.000%, 11/15/29	584,316
800,000		3.750%, 02/15/30	555,384
285,000		Liberty Media Corp.^
		1.375%, 10/15/23	343,133
2,460,000		LVMH Moet Hennessy Louis Vuitton, SE
		0.000%, 02/16/21	7,762,911
2,420,000		Marriott Vacations Worldwide Corp.*^
		1.500%, 09/15/22	2,622,893
8,473,000		Priceline Group, Inc.^
		0.900%, 09/15/21	10,134,259
200,000		Shanghai Port Group BVI Holding Company, Ltd.
		0.000%, 08/09/22	203,449
250,000,000	JPY	Sony Corp.
		0.000%, 09/30/22	2,594,246
500,000	EUR	Steinhoff Finance Holding Company
		1.250%, 10/21/23	515,501
		Tesla, Inc.µ
3,700,000		1.250%, 03/01/21	4,116,713
2,500,000		2.375%, 03/15/22	3,036,400
3,400,000		Valeo, SA^
		0.000%, 06/16/21	3,728,209
19,000,000	HKD	Zhongsheng Group Holdings, Ltd.
		0.000%, 10/25/18	2,459,718
			59,747,518

		Energy (0.6%)
3,300,000		Nabors Industries, Inc.*^
		0.750%, 01/15/24	2,441,010
172,000		SM Energy Company
		1.500%, 07/01/21	165,811
200,000		Tullow Oil Jersey, Ltd.
		6.625%, 07/12/21	232,784

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	15

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT			VALUE
185,000		Whiting Petroleum Corp.
		1.250%, 04/01/20	$167,103
			3,006,708

		Financials (1.9%)
36,000,000	JPY	AEON Financial Service Company, Ltd.
		0.000%, 09/13/19	343,679
1,800,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA
		1.000%, 12/01/20	2,419,720
4,890,000	EUR	Credit Agricole, SA
		0.000%, 10/03/19	4,803,929
300,000	EUR	Cromwell SPV Finance Pty, Ltd.
		2.000%, 02/04/20	350,330
1,296,000		IAC FinanceCo, Inc.*^
		0.875%, 10/01/22	1,403,244
200,000	EUR	LEG Immobilien, AG
		0.875%, 09/01/25	241,611
20,000,000	JPY	Mitsubishi Chemical Holdings Corp.
		0.000%, 03/29/24	202,688
300,000	EUR	Solidium Oy
		0.000%, 09/04/18	362,096
49,000	EUR	Unibail-Rodamco, SE
		0.000%, 01/01/22	194,774
200,000		Yamaguchi Financial Group, Inc.‡
		0.829%, 03/26/20
		3 mo. USD LIBOR - 0.50%	212,399
			10,534,470

		Health Care (2.2%)
300,000	EUR	Bayer, AG
		0.050%, 06/15/20	413,363
277,000		BioMarin Pharmaceutical, Inc.^
		1.500%, 10/15/20	315,349
255,000		Emergent Biosolutions, Inc.µ
		2.875%, 01/15/21	370,636
2,000,000	EUR	GN Store Nord, A/S
		0.000%, 05/31/22	2,454,676
5,735,000		Illumina, Inc.^µ
		0.000%, 06/15/19	6,133,898
170,000		Innoviva, Inc.*
		2.500%, 08/15/25	165,203
175,000		Insulet Corp.^
		1.250%, 09/15/21	207,862
700,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt^
		3.375%, 04/02/19	965,994
135,000		Medidata Solutions, Inc.µ
		1.000%, 08/01/18	180,022
265,000		Molina Healthcare, Inc.^µ
		1.625%, 08/15/44	329,551
220,000		NuVasive, Inc.µ
		2.250%, 03/15/21	254,905
PRINCIPAL
AMOUNT			VALUE
200,000		QIAGEN, NV
		0.875%, 03/19/21	$255,417
			12,046,876

		Industrials (5.8%)
160,000,000	JPY	ANA Holdings, Inc.
		0.000%, 09/19/24	1,495,153
155,000		Greenbrier Companies, Inc.*^
		2.875%, 02/01/24	181,279
1,750,000		Haitian International Holdings, Ltd.
		2.000%, 02/13/19	1,974,944
30,000,000	JPY	Japan Airport Terminal Company, Ltd.
		0.000%, 03/04/22	265,738
530,000,000	JPY	Kandenko Company, Ltd.
		0.000%, 03/31/21	5,272,402
530,000,000	JPY	Kansai Paint Company, Ltd.
		0.000%, 06/17/19	5,393,658
250,000		Larsen & Toubro, Ltd.
		0.675%, 10/22/19	259,563
40,000,000	JPY	LIXIL Group Corp.
		0.000%, 03/04/22	380,877
135,000		Pacira Pharmaceuticals, Inc.*
		2.375%, 04/01/22	125,723
4,500,000	EUR	Prysmian S.p.A.^
		1.250%, 03/08/18	6,934,982
7,090,000	EUR	Safran, SA
		0.000%, 12/31/20	8,447,166
200,000		STMicroelectronics, NV
		0.000%, 07/03/22	256,244
200,000	EUR	Symrise, AG
		0.238%, 06/20/24	250,989
			31,238,718

		Information Technology (9.0%)
485,000		Altaba, Inc.
		0.000%, 12/01/18	668,379
1,500,000		Ciena Corp.*
		3.750%, 10/15/18	1,775,850
520,000		Citrix Systems, Inc.µ
		0.500%, 04/15/19	638,362
135,000		Euronet Worldwide, Inc.µ
		1.500%, 10/01/44	184,702
		FireEye, Inc.
1,600,000		1.000%, 06/01/35^	1,513,536
1,271,000		1.625%, 06/01/35	1,188,429
2,495,000		II-VI, Inc.*^
		0.250%, 09/01/22	2,914,472
155,000		Inphi Corp.^
		0.750%, 09/01/21	161,410
4,350,000		Lumentum Holdings, Inc.*^
		0.250%, 03/15/24	5,564,390
513,000		Microchip Technology, Inc.*
		1.625%, 02/15/27	646,529

16	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT			VALUE
115,000		Micron Technology, Inc.µ
		2.125%, 02/15/33	$467,820
3,225,000		Nice Systems, Inc.*^
		1.250%, 01/15/24	3,676,823
230,000		NXP Semiconductors, NV^
		1.000%, 12/01/19	283,644
4,630,000		ON Semiconductor Corp.^µ
		1.000%, 12/01/20	5,991,498
1,600,000		Pandora Media, Inc.^
		1.750%, 12/01/20	1,494,840
4,025,000		RealPage, Inc.*^
		1.500%, 11/15/22	4,933,583
150,000		Red Hat, Inc.µ
		0.250%, 10/01/19	249,158
300,000	EUR	Rocket Internet, SE
		3.000%, 07/22/22	362,767
1,095,000		Salesforce.com, Inc.µ
		0.250%, 04/01/18	1,683,480
2,650,000		Silicon Laboratories, Inc.*µ
		1.375%, 03/01/22	3,191,766
2,660,000		Square, Inc.*µ
		0.375%, 03/01/22	4,510,150
		SunEdison, Inc.@
2,261,000		0.250%, 01/15/20*	52,975
275,000		2.000%, 10/01/18	6,443
85,000		Synaptics, Inc.*^
		0.500%, 06/15/22	76,474
150,000		Teradyne, Inc.*^
		1.250%, 12/15/23	215,945
150,000		Veeco Instruments, Inc.^
		2.700%, 01/15/23	138,326
2,532,000		Weibo Corp.*
		1.250%, 11/15/22	2,648,156
3,385,000		Workday, Inc.*
		0.250%, 10/01/22	3,434,624
			48,674,531

		Materials (0.2%)
100,000	EUR	Buzzi Unicem, S.p.A.
		1.375%, 07/17/19	175,795
975,000		Cemex, SAB de CV
		3.720%, 03/15/20	1,033,978
			1,209,773

		Real Estate (1.4%)
1,900,000	EUR	Aroundtown Property Holdings, PLC
		1.500%, 01/18/21	2,658,690
3,750,000		AYC Finance, Ltd.
		0.500%, 05/02/19	4,080,541
200,000	EUR	Grand City Properties, SA
		0.250%, 03/02/22	235,572
210,000		Starwood Property Trust, Inc.
		4.375%, 04/01/23	214,007
PRINCIPAL
AMOUNT			VALUE
490,000		Starwood Waypoint Homesµ
		3.000%, 07/01/19	$603,954
			7,792,764

		Telecommunication Services (2.3%)
900,000	EUR	America Movil, SAB de CV
		0.000%, 05/28/20	1,038,499
10,800,000		Telenor East Holding II AS
		0.250%, 09/20/19	11,668,752
			12,707,251

		Utilities (0.7%)
3,100,000	EUR	Sagerpar, SA
		0.375%, 10/09/18	4,021,350
		TOTAL CONVERTIBLE BONDS
		(Cost $188,513,478)	190,979,959

U.S. GOVERNMENT AND AGENCY SECURITIES (0.7%)
		Other (0.7%)
		United States Treasury Note
1,430,000		1.000%, 06/30/19	1,416,993
1,420,000		1.875%, 05/31/22^	1,414,186
780,000		1.750%, 10/31/20^	780,200
		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
		(Cost $3,617,973)	3,611,379

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (10.4%)
		Energy (0.6%)
6,420		Hess Corp.^
		8.000%, 02/01/19	354,384
		NuStar Energy, LP‡
44,000		7.625%, 06/15/22
		3 mo. USD LIBOR + 5.64%	1,119,800
17,300		8.500%, 12/15/21^
		3 mo. USD LIBOR + 6.77%	454,125
66,595		Southwestern Energy Companyµ
		6.250%, 01/15/18	847,754
8,795		WPX Energy, Inc.µ
		6.250%, 07/31/18	450,304
			3,226,367

		Financials (1.1%)
65,000		Affiliated Managers Group, Inc.
		5.150%, 10/15/37	3,972,722
790		Bank of America Corp.
		7.250%, 12/31/49	1,024,599
800		Wells Fargo & Company
		7.500%, 12/31/49	1,048,000
			6,045,321

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	17

Schedule of Investments October 31, 2017

NUMBER OF
SHARES			VALUE
		Health Care (2.4%)
11,970		Allergan, PLCµ
		5.500%, 03/01/18	$7,704,969
53,075		Anthem, Inc.µ
		5.250%, 05/01/18	2,827,836
25,179		Becton Dickinson and Companyµ
		6.125%, 05/01/20	1,429,412
3,000		Teva Pharmaceutical Industries, Ltd.
		7.000%, 12/15/18	853,500
			12,815,717

		Industrials (0.3%)
32,500		Rexnord Corp.µ
		5.750%, 11/15/19	1,870,050

		Information Technology (0.3%)
15,000		MTS Systems Corp.
		8.750%, 07/01/19	1,796,748

		Real Estate (1.3%)
16,928		American Tower Corp.µ
		5.500%, 02/15/18	2,135,806
2,265		Crown Castle International Corp.^µ
		6.875%, 08/01/20	2,491,296
39,750		Welltower, Inc.^
		6.500%, 12/31/2049	2,437,868
			7,064,970

		Telecommunication Services (3.1%)
80,974		Alibaba Exchangeable (Softbank)*§
		5.750%, 06/03/19	16,980,863

		Utilities (1.3%)
25,000		Dynegy, Inc.
		7.000%, 07/01/19	2,050,000
		NextEra Energy, Inc.
42,200		6.123%, 09/01/19	2,405,400
36,000		6.371%, 09/01/18^µ	2,511,000
			6,966,400
		TOTAL CONVERTIBLE
		PREFERRED STOCKS
		(Cost $50,437,027)	56,766,436

COMMON STOCKS (69.8%)
		Consumer Discretionary (7.7%)
2,600		Amazon.com, Inc.~#	2,873,728
38,500		Carnival Corp.	2,556,015
125,900		D.R. Horton, Inc.	5,566,039
78,600	EUR	Daimler, AG	6,562,012
100,000		Ford Motor Company~	1,227,000
184,000	HKD	Galaxy Entertainment Group, Ltd.	1,254,766
5,735		GameStop Corp. - Class A^	107,187
12,015		Home Depot, Inc.	1,991,847
10,800	KRW	Hyundai Motor Company	1,553,760
NUMBER OF
SHARES			VALUE
40,000	ZAR	Naspers, Ltd. - Class N	$9,745,308
13,900		New Oriental Education & Technology Group, Inc.	1,157,036
17,525		Newell Rubbermaid, Inc.^~	714,670
83,000	JPY	Panasonic Corp.	1,253,247
9,000	EUR	Porsche Automobil Holding, SE	658,579
33,900	JPY	Toyota Motor Corp.	2,102,684
16,245		Walt Disney Company	1,588,923
16,000	GBP	Whitbread, PLC	784,744
			41,697,545

		Consumer Staples (6.8%)
102,000		Coca-Cola Company~	4,689,960
31,400	EUR	Danone	2,566,358
160,800	GBP	Diageo, PLC	5,491,133
55,500	EUR	Kerry Group, PLC - Class A	5,589,565
92,000	CHF	Nestlé, SA	7,740,745
49,100	JPY	Seven & I Holdings Company, Ltd.	1,978,949
145,000	AUD	Treasury Wine Estates, Ltd.	1,740,572
41,890	EUR	Unilever, NV	2,433,388
55,500		Wal-Mart Stores, Inc.	4,845,705
			37,076,375

		Energy (5.9%)
875,000	GBP	BP, PLC	5,934,828
19,500		Chevron Corp.~	2,259,855
40,000		ConocoPhillips	2,046,000
23,500		Devon Energy Corp.	867,150
23,110		Enterprise Products Partners, LP#	566,195
40,500		Exxon Mobil Corp.~	3,375,675
8,920		Magellan Midstream Partners, LP#	612,893
24,000		Noble Corp., PLC^#	99,840
11,080		Ocean Rig UDW, Inc.#	296,722
3,400		Pioneer Natural Resources Company~	508,878
87,000	EUR	Royal Dutch Shell, PLC - Class A	2,732,684
82,300	GBP	Royal Dutch Shell, PLC - Class A	2,590,787
43,674		Schlumberger, Ltd.^~	2,795,136
16,710		Spectra Energy Partners, LP#	720,535
73,000	CAD	Suncor Energy, Inc.	2,478,413
5,280		Targa Resources Corp.	219,120
74,000	EUR	TOTAL, SA	4,124,621
			32,229,332

		Financials (12.3%)
312,200	HKD	AIA Group, Ltd.	2,352,577
133,000	EUR	Azimut Holding, S.p.A^	2,625,341
255,000		Bank of America Corp.	6,984,450
14,600	EUR	BNP Paribas, SA	1,139,523
73,500		Citigroup, Inc.	5,402,250
230,431	CHF	Credit Suisse Group, AG#	3,631,324

18	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

NUMBER OF
SHARES			VALUE
576,000	JPY	Daiwa Securities Group, Inc.	$3,611,337
29,000	EUR	Deutsche Böerse, AG	3,003,383
88,740		E*TRADE Financial Corp.#	3,868,177
19,000		Hartford Financial Services Group, Inc.	1,045,950
80,000	INR	HDFC Bank, Ltd.	2,236,026
96,178		Indiabulls Housing Finance, Ltd.	1,849,503
81,000	INR	Indiabulls Housing Finance, Ltd.	1,557,287
468,900	EUR	Intesa Sanpaolo, S.p.A	1,576,398
66,650		JPMorgan Chase & Company^	6,705,656
99,000		Manulife Financial Corp.	1,989,900
86,477		MetLife, Inc.	4,633,438
207,700 JPY		Mitsubishi UFJ Financial Group, Inc.^	1,408,859
146,500	HKD	Ping An Insurance Group Company of China, Ltd.	1,287,434
29,100		PNC Financial Services Group, Inc.	3,980,589
98,000	CAD	Power Financial Corp.	2,743,028
131,400	GBP	Prudential, PLC	3,225,262
			66,857,692

		Health Care (7.7%)
17,000		AbbVie, Inc.~	1,534,250
16,370		Alexion Pharmaceuticals, Inc.~#	1,958,834
2,110		Allergan, PLC	373,955
73,175		Baxter International, Inc.	4,717,592
1,885		Biogen, Inc.#	587,479
942		Bioverativ, Inc.#	53,223
26,500		Celgene Corp.#	2,675,705
68,100	JPY	Chugai Pharmaceutical Company, Ltd.	3,246,788
62,500	GBP	Hikma Pharmaceuticals, PLC	966,063
51,200		Johnson & Johnson~	7,137,792
42,000		Medtronic, PLC	3,381,840
36,455	CHF	Novartis, AG	3,006,783
27,000	DKK	Novo Nordisk, A/S - Class B	1,344,299
21,400	CHF	Roche Holding, AG	4,946,206
48,733	EUR	UCB, SA	3,547,563
12,585		UnitedHealth Group, Inc.~	2,645,619
			42,123,991

		Industrials (8.4%)
190,000	CHF	ABB, Ltd.	4,961,856
37,029	EUR	ALSTOM	1,498,056
35,800	JPY	FANUC Corp.	8,370,896
23,000	DKK	FLSmidth & Company, A/S	1,576,692
242,500		General Electric Company	4,888,800
15,400		Honeywell International, Inc.	2,220,064
556,000	GBP	International Consolidated Airlines
		Group, SA	4,695,900
28,500	EUR	KION Group, AG	2,283,638
235,500	JPY	Komatsu, Ltd.	7,695,144
82,500		Larsen & Toubro, Ltd.	1,538,625
NUMBER OF
SHARES			VALUE
45,000	INR	Larsen & Toubro, Ltd.	$849,941
12,400		Raytheon Company	2,234,480
29,725	EUR	Schneider Electric, SE#	2,611,675
			45,425,767

		Information Technology (15.0%)
4,375		Alphabet, Inc. - Class A~#	4,519,550
6,266		Alphabet, Inc. - Class C^~#	6,370,266
60,540		Apple, Inc.~	10,233,682
23,825		Applied Materials, Inc.	1,344,445
26,400	EUR	ASML Holding, NV	4,763,336
16,675		Broadcom, Ltd.^	4,400,699
60,000	JPY	Canon, Inc.	2,254,026
32,775		Facebook, Inc. - Class A#	5,901,467
34,200		MasterCard, Inc. - Class A	5,087,934
6,300		Microchip Technology, Inc.^	597,240
45,000		Micron Technology, Inc.#	1,993,950
65,500		Microsoft Corp.^	5,448,290
26,000	JPY	Nintendo Company, Ltd.	10,087,007
580,000	EUR	Nokia Corp.	2,852,394
9,825		QUALCOMM, Inc.	501,173
1,375	KRW	Samsung Electronics Company, Ltd.	3,389,521
180,000		Taiwan Semiconductor Manufacturing
		Company, Ltd.~	7,619,400
35,200	CHF	Temenos Group, AG#	4,064,597
			81,428,977

		Materials (2.8%)
154,000	CAD	Barrick Gold Corp.	2,225,068
1,000,000	GBP	Glencore, PLC#	4,823,201
135,000	CAD	Goldcorp, Inc.^	1,763,235
160,000	AUD	Newcrest Mining, Ltd.	2,735,617
5,100		Nucor Corp.	294,933
51,000	GBP	Rio Tinto, PLC	2,410,293
280,000	CAD	Yamana Gold, Inc.	727,075
			14,979,422

		Real Estate (0.5%)
4,530		Crown Castle International Corp.^	485,073
81,000	JPY	Mitsui Fudosan Company, Ltd.	1,890,620
3,500		Welltower, Inc.	234,360
			2,610,053

		Telecommunication Services (2.3%)
86,500		América Móvil, SAB de CV - Series L	1,480,880
50,000		AT&T, Inc.^	1,682,500
30,200	JPY	Nippon Telegraph & Telephone Corp.	1,460,095
96,000	EUR	Orange, SA	1,577,058
36,000	JPY	SoftBank Group Corp.	3,190,399
1,176,545	GBP	Vodafone Group, PLC	3,365,317
			12,756,249

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	19

Schedule of Investments October 31, 2017

NUMBER OF
SHARES			VALUE
		Utilities (0.4%)
45,801	EUR	Engie	$774,127
10,500		Exelon Corp.	422,205
29,000	EUR	RWE, AG#	729,172
			1,925,504
		TOTAL COMMON STOCKS
		(Cost $436,396,327)	379,110,907

EXCHANGE-TRADED FUND (0.8%)
		Other (0.8%)
118,000		SPDR Barclays Capital High Yield Bond ETF^
		(Cost $4,360,525)	4,394,320

NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT			VALUE
PURCHASED OPTIONS (0.1%) #
		Consumer Discretionary (0.1%)
19	EUR	Kering
1,900		Call, 03/16/18, Strike 400.00	17,706
28	EUR	LVMH Moet Hennessy Louis Vuitton, SE
2,800		Call, 03/16/18, Strike 240.00	70,385
3		Priceline Group, Inc.
300		Call, 01/17/20, Strike $1,920.00	100,695
			188,786

		Industrials (0.0%)
125	EUR	Airbus, SE
12,500		Call, 12/15/17, Strike 82.00	99,886
40	EUR	Siemens, AG
4,000		Call, 12/15/17, Strike 115.00	33,664
100	EUR	Vinci, SA
10,000		Call, 12/15/17, Strike 80.00	51,195
			184,745

		Information Technology (0.0%)
145		Intel Corp.
14,500		Call, 06/15/18, Strike $45.00	46,762
26		Lam Research Corp.
2,600		Call, 03/16/18, Strike $210.00	40,040
			86,802

		Materials (0.0%)
		Alcoa Corp.
48		Put, 01/19/18, Strike $42.00
4,800			4,920
48		Call, 01/19/18, Strike $50.00
4,800			10,680
		United States Steel Corp.
25		Call, 11/17/17, Strike $29.00
2,500			875
NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT			VALUE
24		Put, 11/17/17, Strike $21.00
2,400			$876
24		Call, 11/17/17, Strike $26.00
2,400			2,796
24		Call, 11/17/17, Strike $27.00
2,400			1,980
			22,127

		Other (0.0%)
23		S&P 500 Index
2,300		Put, 12/01/17, Strike $2,495.00	18,975

		Telecommunication Services (0.0%)
595	GBP	Vodafone Group, PLC
595,000		Call, 12/15/17, Strike 2.20	20,744
		TOTAL PURCHASED OPTIONS
		(Cost $453,103)	522,179

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENTS (3.0%)
8,058,562		Fidelity Prime Money Market Fund - Institutional Class	8,060,980
8,009,201		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	8,009,201
		TOTAL SHORT TERM INVESTMENTS
		(Cost $16,070,646)	16,070,181
	TOTAL INVESTMENTS (141.9%)
	(Cost $817,826,744)		770,993,717
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-12.0%)			(65,000,000)
LIABILITIES, LESS OTHER ASSETS (-29.9%)			(162,718,837)
NET ASSETS (100.0%)			$543,274,880

COMMON STOCKS SOLD SHORT (-2.5%) #
		Consumer Discretionary (-0.5%)
(16,058)		DISH Network Corp.	(779,456)
(6,210)		Tesla Motors, Inc.	(2,058,801)
			(2,838,257)

		Energy (-0.1%)
(61,604)		Southwestern Energy Company	(341,902)
		Health Care (-0.3%)
(5,150)		Becton Dickinson and Company	(1,074,650)
(29,550)		Teva Pharmaceutical Industries, Ltd.	(407,790)
			(1,482,440)

		Information Technology (-1.3%)
(21,200)		Alibaba Group Holding, Ltd.	(3,919,668)
(52,400)		Ciena Corp.	(1,114,548)
(28,500)		MTS Systems Corp.	(1,483,425)

20	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

NUMBER OF
SHARES		VALUE
(7,491)	Salesforce.com, Inc.	$(766,629)
		(7,284,270)

	Utilities (-0.3%)
(125,000)	Dynegy, Inc.	(1,556,250)
	TOTAL COMMON STOCKS
	SOLD SHORT
	(Proceeds $12,355,289)	(13,503,119)

NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT		VALUE
WRITTEN OPTIONS (0.0%) #
	Materials (0.0%)
48	Alcoa Corp.
4,800	Put, 01/19/18, Strike $47.00	(12,840)
24	United States Steel Corp.
2,400	Put, 11/17/17, Strike $25.00	(3,180)
	TOTAL WRITTEN OPTIONS
	(Premium $19,173)	(16,020)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $75,933,327 (see Note 7 – Notes Payable).

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $13,848,239.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2017.

@	In default status and considered non-income producing.

&	Illiquid security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE OCTOBER 31, 2017

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$491,583,003	64.9%
European Monetary Unit	94,525,523	12.5%
Japanese Yen	64,685,932	8.5%
British Pound Sterling	34,308,272	4.5%
Swiss Franc	28,351,511	3.7%
Canadian Dollar	9,936,819	1.3%
South African Rand	9,745,308	1.3%
Hong Kong Dollar	7,354,495	1.0%
South Korean Won	4,943,281	0.7%
Indian Rupee	4,643,254	0.6%
Australian Dollar	4,476,189	0.6%
Danish Krone	2,920,991	0.4%
Total Investments Net of Common Stocks Sold Short and Written Options	$757,474,578	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	21

Statement of Assets and Liabilities October 31, 2017

ASSETS
Investments in securities, at value (cost $817,826,744)	$770,993,717
Restricted cash for short positions (interest bearing)	12,981,999
Restricted foreign currency for short positions (cost $105,727)	105,650
Receivables:
Accrued interest and dividends	3,437,896
Investments sold	274,625
Prepaid expenses	66,186
Other assets	430,147
Total assets	788,290,220

LIABILITIES
Due to custodian bank	105,267
Foreign currency overdraft (cost $105,696)	105,687
Securities sold short, at value (proceeds $12,355,289)	13,503,119
Options written, at value (premium $19,173)	16,020
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,600,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $687,144) (Note 8)	64,312,856
Payables:
Notes payable	160,000,000
Investments purchased	5,600,015
Affiliates:
Investment advisory fees	647,292
Deferred compensation to trustees	124,717
Financial accounting fees	7,508
Trustees’ fees and officer compensation	8,438
Other accounts payable and accrued liabilities	584,421
Total liabilities	245,015,340
NET ASSETS	$543,274,880

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$598,010,461
Undistributed net investment income (loss)	(1,452,216)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and interest rate swaps	(5,294,304)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(47,989,061)
NET ASSETS	$543,274,880
Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$9.21

22	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations Year Ended October 31, 2017

INVESTMENT INCOME
Interest	$12,791,645
Dividends	12,198,993
Securities lending income	23,887
Foreign Taxes Withheld	(541,721)
Total investment income	24,472,804

EXPENSES
Investment advisory fees	7,083,774
Interest expense on Notes Payable (Note 7)	3,091,669
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	411,406
Legal fees	150,036
Dividend or interest expense on short positions	86,541
Printing and mailing fees	85,059
Financial accounting fees	82,370
Accounting fees	68,833
Custodian fees	60,326
Trustees’ fees and officer compensation	54,613
Audit fees	36,403
Transfer agent fees	26,430
Registration fees	14,965
Other	93,837
Total expenses	11,346,262
NET INVESTMENT INCOME (LOSS)	13,126,542

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	38,144,108
Purchased options	(167,268)
Foreign currency transactions	(139,786)
Written options	(992,502)
Short positions	(967,935)
Interest rate swaps	(39,837)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	62,494,822
Purchased options	60,739
Foreign currency translations	26,441
Written options	(17,705)
Short positions	(241,593)
Interest rate swaps	42,172
NET GAIN (LOSS)	98,201,656
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$111,328,198

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	23

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016

OPERATIONS
Net investment income (loss)	$13,126,542	$16,555,614
Net realized gain (loss)	35,836,780	10,497,878
Change in unrealized appreciation/(depreciation)	62,364,876	(22,483,512)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	111,328,198	4,569,980

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(44,777,789)	(27,097,432)
Net realized gains	(4,788,084)	—
Return of capital	—	(22,468,441)
Net decrease in net assets from distributions to common shareholders	(49,565,873)	(49,565,873)
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,762,325	(44,995,893)

NET ASSETS
Beginning of year	$481,512,555	$526,508,448
End of year	$543,274,880	$481,512,555
Undistributed net investment income (loss)	$(1,452,216)	$(1,643,832)

24	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows Year Ended October 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$111,328,198
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(494,609,599)
Net proceeds from disposition of short term investments	13,493,905
Purchases of securities to cover securities sold short	(7,921,301)
Proceeds paid on closing written options	(1,155,565)
Proceeds from disposition of investment securities, including purchased options	493,740,824
Proceeds from securities sold short	9,001,359
Premiums received from written options	151,027
Amortization and accretion of fixed-income securities	(3,188,956)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	15,971
Net realized gains/losses from investments, excluding purchased options	(38,142,490)
Net realized gains/losses from purchased options	167,268
Net realized gains/losses from short positions	967,935
Net realized gains/losses from written options	992,502
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(62,494,822)
Change in unrealized appreciation or depreciation on purchased options	(60,739)
Change in unrealized appreciation or depreciation on short positions	241,593
Change in unrealized appreciation or depreciation on written options	17,705
Change in unrealized appreciation or depreciation on interest rate swaps	(42,172)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	232,375
Restricted cash for short positions (interest bearing)	(1,685,805)
Restricted foreign currency for short positions	(105,650)
Prepaid expenses	(52,737)
Other assets	(308,482)
Increase/(decrease) in liabilities:
Payables to affiliates	70,548
Other accounts payable and accrued liabilities	380,518
Net cash provided by/(used in) operating activities	$21,033,410

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(49,565,873)
Proceeds from preferred shares sold	65,000,000
Offering costs on Mandatory Redeemable Preferred Shares	(703,115)
Net increase/(decrease) in due to custodian bank	210,954
Repayment of note payable	(36,000,000)
Net cash provided by/(used in) financing activities	$(21,058,034)
Net increase/(decrease) in cash and foreign currency*	$(24,624)
Cash at beginning of year	$24,624
Cash and foreign currency at end of year	$—
Supplemental disclosure
Cash paid for interest and related fees	$2,728,507
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$411,406
*Includes net change in unrealized appreciation or depreciation on foreign currency of $(68).

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

26	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2017. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	27

Notes to Financial Statements

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2013 - 2016 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $124,717 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2017. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2017.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2017 were as follows:

	U.S.
	GOVERNMENT
	SECURITIES	OTHER
Cost of purchases	$6,062,801	$683,169,915
Proceeds from sales	2,439,062	705,570,101

The cost basis of investments for federal income tax purposes at October 31, 2017 was as follows:
Cost basis of investments		$811,813,478
Gross unrealized appreciation		60,940,856
Gross unrealized depreciation		(115,279,756)
Net unrealized appreciation (depreciation)		$(54,338,900)

28	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2017, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(34,318,895)
Undistributed net investment income/(loss)	36,630,947
Accumulated net realized gain/(loss) on investments	(2,312,052)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2017 were characterized for federal income tax purposes as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2017	OCTOBER 31, 2016
Distributions paid from:
Ordinary income	$45,173,224	$27,097,432
Long-term capital gains	4,788,084	—
Return of capital	—	22,468,441

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(54,350,257)
Total accumulated earnings/(losses)	(54,350,257)
Other	(385,324)
Paid-in-capital	598,010,461
Net assets applicable to common shareholders	$543,274,880

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	29

Notes to Financial Statements

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2017.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

30	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2017, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2017, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2017, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET	LIABILITY
	DERIVATIVES	DERIVATIVES
Gross amounts at fair value:
Purchased Options(1)	$522,179	$—
Written Options(2)	—	16,020
	$522,179	$16,020

(1) Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities, at value.”

(2) Generally, the Statement of Assets and Liabilities location for “Options written” is “Options written, at value.”

For the year ended October 31, 2017, the volume of derivative activity for the Fund is reflected below:*

VOLUME
Options purchased	2,487
Options written	573

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 7 – Notes Payable

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $265.0 million, and provides for securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2017, the average borrowings under the Agreement were

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	31

Notes to Financial Statements

$189.8 million. For the year ended October 31, 2017, the average interest rate was 1.94%. As of October 31, 2017, the amount of total outstanding borrowings was $160.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2017 was 1.20%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against borrowings under the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the SSB Agreement, the Fund will make a variable “net income” payment related to any collateral credited against borrowings under the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the SSB Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2017, the Fund used approximately $126.2 million of its cash collateral to offset borrowings under the SSB Agreement, representing 16.4% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.99%, which can fluctuate depending on interest rates. As of October 31, 2017, approximately $123.1 million of securities were on loan ($89.2 million of fixed income securities and $33.9 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 2,600,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $65.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2017.

	TERM			LIQUIDATION	AGGREGATE
	REDEMPTION	DIVIDEND	SHARES	PREFERENCE	LIQUIDATION
SERIES	DATE	RATE	(000’S)	PER SHARE	PREFERENCE
Series A	9/06/22	3.70%	860	$25	$21,500,000
Series B	9/06/24	4.00%	860	$25	$21,500,000
Series C	9/06/27	4.24%	880	$25	$22,000,000
				Total	$65,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms conditions. Dividends accrued and paid to the shareholders of MRPS included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table

32	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 9 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at October 31, 2017. Transactions in common shares were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2017	OCTOBER 31, 2016
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—
Ending shares	59,006,992	59,006,992

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

●	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

●	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

●	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	33

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$119,538,356	$—	$119,538,356
Convertible Bonds	—	190,979,959	—	190,979,959
U.S. Government and Agency Securities	—	3,611,379	—	3,611,379
Convertible Preferred Stocks	34,016,103	22,750,333	—	56,766,436
Common Stocks U.S.	172,712,327	—	—	172,712,327
Common Stocks Foreign	19,033,195	187,365,385	—	206,398,580
Exchange-Traded Funds	4,394,320	—	—	4,394,320
Purchased Options	522,179	—	—	522,179
Short Term Investments	16,070,181	—	—	16,070,181
Total	$246,748,305	$524,245,412	$—	$770,993,717
Liabilities:
Common Stocks Sold Short U.S.	$13,503,119	$—	$—	$13,503,119
Written Options	16,020	—	—	16,020
Total	$13,519,139	$—	$—	$13,519,139

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$8,370,895	$8,370,895	$—
Total	$—	$8,370,895	$8,370,895	$—

* Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

34	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.16	$8.92	$9.86	$10.05	$9.32
Income from investment operations:
Net investment income (loss)*	0.22	0.28	0.28	0.40	0.34
Net realized and unrealized gain (loss)	1.67	(0.20)	(0.38)	0.21	1.13
Total from investment operations	1.89	0.08	(0.10)	0.61	1.47
Less distributions to common shareholders from:
Net investment income	(0.76)	(0.46)	(0.72)	(0.70)	(0.61)
Net realized gains	(0.08)	—	—	—	—
Return of capital	—	(0.38)	(0.12)	(0.10)	(0.13)
Total distributions	(0.84)	(0.84)	(0.84)	(0.80)	(0.74)
Net asset value, end of year	$9.21	$8.16	$8.92	$9.86	$10.05
Market value, end of year	$9.13	$7.16	$7.68	$9.01	$8.86
Total investment return based on:(a)
Net asset value	25.23%	2.98%	(0.15)%	7.02%	17.51%
Market value	41.48%	4.95%	(5.92)%	10.93%	13.46%
Net assets, end of year (000)	$543,275	$481,513	$526,508	$581,624	$592,920
Ratios to average net assets applicable to common shareholders:
Net expenses(b)	2.23%	2.06%	1.89%	1.79%	1.81%
Net investment income (loss)	2.58%	3.42%	2.97%	3.92%	3.54%
Portfolio turnover rate	99%	29%	45%	32%	41%
Average commission rate paid	$0.0295	$0.0289	$0.0244	$0.0269	$0.0196
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$65,000	$—	$—	$—	$—
Notes Payable (000’s omitted)	$160,000	$196,000	$224,400	$230,000	$230,000
Asset coverage per $1,000 of loan outstanding(c)	$4,802	$3,457	$3,346	$3,529	$3,578
Asset coverage per $25 liquidation value per share of Mandatory
Redeemable Preferred Shares(d)	$295	$—	$—	$—	$—

*	Net investment income calculated based on average shares method.
(a)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.
(b)	Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortiation of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.53%, 1.54%, 1.53%, 1.48% and 1.48%, respectively.
(c)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.
(d)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the number of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Calamos Global Dynamic Income Fund

We have audited the accompanying statement of assets and liabilities of Calamos Global Dynamic Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Global Dynamic Income Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 15, 2017

36	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2017, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2018, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2017, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2017 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

The Board considered that the Fund outperformed its Category median during the one-year period, though the Fund underperformed during the three- and five-year periods.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	37

Trustee Approval of Management Agreement (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

The Board considered that, while the Fund’s management fee rate is higher than the median of the Fund’s Expense Group, its total expense ratio is lower than the median of the Fund’s Expense Group.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

38	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2018, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $4,788,084 as capital gain dividends for the fiscal year ended October 31, 2017.

Under Section 854(b)(2) of the Code, the Fund hereby designates $8,609,228 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2017.

Under Section 854(b)(2) of the Code, the Fund hereby designates 33.58% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2017.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	39

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	23	Founder, Chairman, and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), prior thereto, Chief Executive Officer (until 2016), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2001)	23	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity); Director, Centrust Bank (Northbrook, Illinois community bank)

William R. Rybak, (1951)	Trustee (since 2002)	23	Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.); Director, Private Bancorp (2003-2017); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC** (since January 2007); Trustee, Lewis University (since October 2012); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005)	23	Private investor

David D. Tripple, (1944)	Trustee (since 2006)	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, (1964)	Trustee (since 2015)	23	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 118 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.

****	Overseeing eleven portfolios in fund complex.

*****	Overseeing eight portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

40	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas Herman, (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, (1967)	Chief Financial Officer (since March 2017) and Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; Vice President, Fund Administration, (since 2013)

Robert Behan, (1964)	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), prior thereto Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	41

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

●	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

●	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

●	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

●	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

●	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

●	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

42	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

●	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

●	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

●	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	43

Automatic Dividend Reinvestment Plan

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

44	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2017, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q .. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2017 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.
CHWANR 3083 2017

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2016	10/31/2017
Audit Fees (a)	$25,562	$26,758
Audit-Related Fees(b)	$20,666	$9,713
Tax Fees(c)	$667	$—
All Other Fees(d)	$—	$—

Total	$46,895	$36,471

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2016	10/31/2017
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and Founder, Chairman and Global Co-CIO of CALAMOS ADVISORS since August 2016; Chairman and Global CIO since April 2016; Chairman, CEO and Global Co-CIO since April 2013; CEO and Global Co-CIO since 2012; and CEO and Co-CIO prior thereto. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015, he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Joe Wysocki joined Calamos Advisors in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2017

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	22	17,258,980,239	12	653,590,354	2,646	2,053,806,595
John Hillenbrand	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Jon Vacko	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Eli Pars	19	15,508,833,203	12	653,590,354	2,646	2,053,806,595
Dennis Cogan	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Nick Niziolek	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Joe Wysocki	10	9,160,768,330	4	508,077,145	2,646	2,053,806,595
R. Matthew Freund	12	10,011,551,844	5	184,456,856	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2017

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

John P. Calamos Sr.	2	414,409,727	0	—	0	—
John Hillenbrand	2	414,409,727	0	—	0	—
Jon Vacko	2	414,409,727	0	—	0	—
Eli Pars	2	414,409,727	0	—	0	—
Dennis Cogan	2	414,409,727	0	—	0	—
Nick Niziolek	2	414,409,727	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2016, John P. Calamos, Sr. our Global Co-CIOs, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries.

As of October 31, 2016, Jon Vacko, John Hillenbrand, Eli Pars, Dennis Cogan, Nick Niziolek, and Joe Wysocki receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units, fund share and fund share units, or a combination of (i) restricted stock, (ii) fund shares of fund share units and/or (iii) stock options. Additionally, Messrs. Hillenbrand and Pars have each been granted additional deferred bonus and compensation awards.

As of November 2016, R. Matthew Freund receives all of his compensation from Calamos Advisors. Mr. Freund's compensation consists of base salary, annual cash incentive consisting of a short-term cash incentive and a long-term incentive are guaranteed through 2018. Mr. Freund's base salary is guaranteed through March 31, 2019.

The amounts paid to all portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The portfolio managers’ compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All portfolio managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2016 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

(a)(4) As of October 31, 2017, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,001-$500,000
Dennis Cogan	None
Nick Niziolek	None
John Hillenbrand	None
Eli Pars	None
Jon Vacko	None
Joe Wysocki	None
R. Matthew Freund	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 20, 2017

By: /s/ Curtis Holloway
Name: Curtis Holloway
Title: Principal Financial Officer
Date: December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 20, 2017

By: /s/ Curtis Holloway
Name: Curtis Holloway
Title: Principal Financial Officer
Date: December 20, 2017